UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FRONTIER INVESTMENT CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF FRONTIER INVESTMENT CORP

3411 Silverside Road

Tatnall Building #104

Wilmington Delaware 19810

Dear Frontier Investment Corp Shareholder:

You are cordially invited to attend an extraordinary general meeting of Frontier Investment Corp, a Cayman Islands exempted company (the “Company,” “FRONTIER,” “we,” “us” or “our”), which will be held on February [*], 2024, at 9:00 a.m., New York Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in person at the offices of Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington Delaware 19810 and via virtual meeting format setting. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/frontierinvestmentcorp/2024 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Meeting Details:

Extraordinary General Meeting-meeting webpage (information, webcast, telephone access and replay):

Telephone access (listen-only):

Within the U.S. and Canada: (toll-free)

Outside of the U.S. and Canada: +1 (standard rates apply)

Conference ID: [*]#

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business FRONTIER will conduct at the Extraordinary General Meeting and provide information about FRONTIER that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

●	Proposal No. 1 – Charter Amendment Proposal – To permit the Company to liquidate and wind up early (the “Early Liquidation”) by approving, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Charter”) to advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from July 6, 2024 (the “Current Termination Date”) to February [*], 2024 (such date, the “Early Termination Date”). This proposal is referred to as the “Charter Amendment Proposal”).

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to the accompanying proxy statement, an amendment to FRONTIER’s investment management trust agreement, dated as of July 6, 2021, as amended on June 29, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) to allow the Company to advance the Current Termination Date to the Early Termination Date. This proposal is referred to as the “Trust Agreement Amendment Proposal”.

●	Proposal No. 3 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Charter Amendment Proposal is to allow the Company to return the proceeds of its initial public offering, which were deposited in the Trust Account established for the benefit of the holders (“Public Shareholders”) of Class A Ordinary Shares initially included in the units sold as part of the initial public offering (the “Public Shares”), to its Public Shareholders earlier than currently contemplated under the Charter and enable Public Shareholders to recover their investment without having to wait for approximately another five months to do so. The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Charter substantially in the form of Annex A and will effect the Early Liquidation as soon as practicable after the Extraordinary General Meeting.

The purpose of the Trust Amendment Proposal is to advance the Current Termination Date to the Early Termination Date. The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, Trust Agreement will be amended substantially in the form of Annex B and we will effect the Early Liquidation as soon as practicable after the Extraordinary General Meeting.

Each of the Charter Amendment Proposal, the Trust Agreement Amendment and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

You are not being asked to vote on a Business Combination at this time.

The Amended and Restated Articles of Association and Trust Agreement currently provide that the Company has until July 6, 2024 to consummate a business combination (the “Current Termination Date”). It is proposed that the Current Termination Date be brought forward by obtaining shareholder approval at an extraordinary general meeting.

If each of the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Current Termination Date will be changed from July 6, 2024 to February [*], 2024 (the “Early Termination Date”).

FRONTIER’s board of directors (the “Board”) has determined that it will not be able to complete a Business Combination on or before the Current Termination Date, and therefore it would be in the best interests of the Company to liquidate and that it would be in the best interests of the Company and its shareholders as a whole to bring forward the Current Termination Date to the Early Termination Date.

As contemplated by the Articles of Association, the holders of FRONTIER Class A ordinary shares, par value $0.0001 per share issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed (the “Election”) in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less up to $100,000 of interest earned to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Early Termination Date, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Early Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES. AS A RESULT OF APPROVING THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Early Termination is not implemented, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding Public Shares, in the event a proposed business combination is consummated.

On January [*], 2024, the redemption price per Public Share was approximately $[*] (which is expected to be the same approximate amount on the date of the Mandatory Redemption), based on the aggregate amount on deposit in the Trust Account of approximately $29 million as of January [*], 2024 (which excludes interest not previously released to FRONTIER to pay its taxes and $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on January [*], 2024 was $[*].

If the Charter Amendment Proposal is not approved and we do not consummate our initial business combination by the Current Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares (such redemption, the “Mandatory Redemption”), which Mandatory Redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such Mandatory Redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares (the “founder shares” and, together with the Public Shares, the “shares” or “ordinary shares”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of holders of sixty-five (65%) of the votes cast of the then outstanding ordinary shares that attend and vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Our board has fixed the close of business on January 25, 2024 (the “Record Date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

Pursuant to the Charter, a Public Shareholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Early Termination Date, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Early Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES. AS A RESULT OF APPROVING THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

After careful consideration of all relevant factors, our board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Proposals and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Charter Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, FRONTIER urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Frontier Investment Corp

Asar Mashkoor

Chairman of the Board

February [*], 2024

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Charter Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Public Shares and Founder Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Charter Amendment Proposal, Trust Agreement Amendment Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF Frontier Investment Corp
TO BE HELD ON FEBRUARY [*], 2024

To the Shareholders of Frontier Investment Corp:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Frontier Investment Corp, a Cayman Islands exempted company (the “Company,” “FRONTIER,” “we,” “us” or “our”), will be held on February [*], 2024, at 9:00 a.m., New York Time. The Extraordinary General Meeting will be held in person at the offices of Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington, Delaware 19810 and in a virtual meeting format.

Meeting Details:

Extraordinary General Meeting-meeting webpage (information, webcast, telephone access and replay):

Telephone access (listen-only):

Within the U.S. and Canada: (toll-free)

Outside of the U.S. and Canada: (standard rates apply)

Conference ID: [*]#

You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting ___________________and entering the voter control number included on your proxy card. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless FRONTIER determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated June 1, 2023 and is first being mailed to shareholders on or about that date:

●

Proposal No. 1 – Charter Amendment Proposal – To permit the Company to liquidate and wind up early (the “Early Liquidation”) by approving, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Charter”) to advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from July 6, 2024 (the “Current Termination Date”) to February [*], 2024 (such date, the “Early Termination Date”) such that: (i) in Article 49.7 of the Charter, the words "In the event that either the Company does not consummate a Business Combination within 36 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles (the "Extended Date"), the Company shall" be deleted and replaced with the words "In the event that either the Company does not consummate a Business Combination by February [●], 2024, or such later time as the Members may approve in accordance with the Articles (the "Early Termination Date"), the Company shall"; (ii) in Article 49.8(a)(ii) of the Charter, the words "within thirty-six months after the Extended Date" be deleted and replaced with the words "by the Early Termination Date"; and (iii) in Article 49.10(b)(ii)(A), the words "beyond thirty-six months after the closing of the IPO" be deleted and replaced with the words "beyond the Early Termination Date". This proposal is referred to as the “Charter Amendment Proposal”).

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to this proxy statement, an amendment to FRONTIER’s investment management trust agreement, dated as of July 6, 2021, as amended on June 29, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to advance the Termination Date from July 6, 2024 to February [*], 2024, the Early Termination Date. This proposal is referred to as the “Trust Agreement Amendment Proposal”.

●	Proposal No. 3 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Charter Amendment Proposal is to allow the Company to return the proceeds of its initial public offering, which were deposited in the Trust Account established for the benefit of the holders (“Public Shareholders”) of Class A Ordinary Shares initially included in the units sold as part of the initial public offering (the “Public Shares”), to its Public Shareholders earlier than currently contemplated under the Charter and enable Public Shareholders to recover their investment without having to wait for approximately another five months to do so. The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Charter substantially in the form of Annex A and will effect the Early Liquidation as soon as practicable after the Extraordinary General Meeting.

The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, Trust Agreement will be amended substantially in the form of Annex B and we will effect the Early Liquidation as soon as practicable after the Extraordinary General Meeting.

As contemplated by the Articles of Association, the holders FRONTIER’s Class A ordinary shares, par value $0.0001 per share, issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less up to $100,000 in interest earned to pay dissolution expenses, calculated as of two (2) business days prior to the consummation of the Extraordinary General Meeting (the “Redemption”).

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Early Termination Date, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Early Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES. AS A RESULT OF APPROVING THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

Shareholders will receive a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. The Mandatory Redemption will apply regardless of whether such Public Shareholders were holders as of the record date (as defined below). Public shareholders would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Early Termination Date or, if the Early Liquidation does not occur, the Current Termination Date. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Early Termination is not implemented and a Public Shareholder does not elect to redeem their Public Shares, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding Public Shares, in the event a proposed business combination is consummated.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. We urge you to vote at the Extraordinary General Meeting regarding the Early Liquidation.

On January [*], 2024, the redemption price per Public Share was approximately $[*] (which is expected to be the same approximate amount at the time of at the Mandatory Redemption), based on the aggregate amount on deposit in the Trust Account of approximately $29 million as of January [*], 2024 (which excludes interest not previously released to FRONTIER to pay its taxes and $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on January [*], 2024 was $[*]. If the Charter Amendment Proposal is not approved and we do not consummate our initial business combination by the Current Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our original 5,000,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Shares”), held by the Sponsor (4,999,999 of which were converted to Class A Shares on June 29, 2023, leaving only one Class B Share), (the “Founder Shares” and, together with the Public Shares, the “Shares” or “ordinary shares”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares eligible for redemption multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares and (2) deliver to the holders of such redeeming Public Shares their pro rata portion of the Withdrawal Amount.

Our board has fixed the close of business on January 25, 2024 (the “Record Date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

On the record date of the Extraordinary General Meeting, there were 7,733,696 ordinary shares outstanding, of which 2,733,696 were Public Shares and 5,000,000 were Founder Shares, which includes one Class B Share. The Founder Shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor, which holds all of the Founder Shares, that it intends to vote in favor of the Proposals. FRONTIER’s warrants do not have voting rights.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Early Termination Date, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Early Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES. AS A RESULT OF APPROVING THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

This proxy statement contains important information about the Extraordinary General Meeting, the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, FRONTIER urges you to read this material carefully and vote your shares.

This proxy statement is dated January [*], 2024 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Frontier Investment Corp

Asar Mashkoor

Chairman of the Board

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect FRONTIER’s current views with respect to, among other things, FRONTIER’s capital resources and results of operations. Likewise, FRONTIER’s financial statements and all of FRONTIER’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect FRONTIER’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. FRONTIER does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	the volatility of the market price and liquidity of the Public Shares, Founder Shares and other securities of FRONTIER;

●	the use of funds not held in the Trust Account or available to FRONTIER from interest income on the Trust Account balance.

While forward-looking statements reflect FRONTIER’s good faith beliefs, they are not guarantees of future performance. FRONTIER disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause FRONTIER’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in FRONTIER’s final prospectus filed with the SEC on July 02, 2021 in connection with FRONTIER’s initial public offering, as amended by other reports FRONTIER filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to FRONTIER (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

FRONTIER is a blank check company formed under the laws of the Cayman Islands on February 23, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles of Association provides for the return of the proceeds from FRONTIER’s initial public offering held in trust to the holders of public shares (the “Public Shares”) sold in the initial public offering (the “IPO”) if there is no qualifying business combination(s) consummated on or before the Termination Date.

In connection with the Extraordinary General Meeting held on June 29, 2023, 17,266,304 Class A Shares were tendered for redemption for their pro rata share of the Trust Account. leaving 2,733,696 Public Shares remaining outstanding. Following this redemption, the balance in the Trust Account was approximately $28.3 million.

Our Charter currently provides for the return of the funds held in Trust Account to our Public Shareholders if we do not consummate a business combination by the Current Termination Date. The purpose of the Charter Amendment Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Charter, as so amended, which the Board believes is in the best commercial interests of the Company and our shareholders.

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on February [*], 2024, at 9:00 a.m., New York Time at Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington, Delaware 19810 and via live webcast at https://www.cstproxy.com/frontierinvestmentcorp/2024 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.	You can attend the Extraordinary General Meeting via the Internet by visiting https://www.cstproxy.com/frontierinvestmentcorp/2024 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	FRONTIER shareholders are being asked to consider and vote on the following proposals:

●	Proposal No. 1 – Charter Amendment Proposal – To permit the Company to liquidate and wind up early (the “Early Liquidation”) by approving, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Charter”) to advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from July 6, 2024 (the “Current Termination Date”) to February [*], 2024 (such date, the “Early Termination Date”) (the "Charter Amendment Proposal").

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to the accompanying Proxy Statement, Amendment No. 2 (the “Trust Amendment”) to the Investment Management Trust Agreement, dated July 6, 2021, as amended Jun 29, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to advance the Current Termination Date to the Early Termination Date (the “Trust Agreement Amendment Proposal”).

●	Proposal No. 3 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Charter Amendment Proposal is not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Charter Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Early Termination is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Mandatory Redemption will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $29 million that was in the Trust Account as of January [*], 2024.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate our initial business combination by the Current Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Founder Shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares.

Q.	Are the proposals conditioned on one another?

A.	Approval of each of the Charter Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Early Liquidation.

If the Early Liquidation is implemented the Public Shares will automatically be redeemed pursuant to the Mandatory Redemption, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. You do not need to make an election to redeem your Public Shares. As of the close of business on the Early Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 5,000,000 Founder Shares. There will be no distribution from the trust account with respect to FRONTIER’s warrants, which will expire worthless in the event FRONTIER dissolves and liquidates the trust account.

The Adjournment Proposal is conditioned on FRONTIER not obtaining the necessary votes for approving the Charter Amendment Proposal and the Trust Agreement Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the Liquidation.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting.

Q:	Why is the Company proposing the Charter Amendment Proposal?

A:	Our Charter provides for the return of the funds held in the Trust Account to the holders of Public Shares if we do not consummate a business combination on or before July 6, 2024.

Our board currently believes there is not sufficient time to enter into a definitive agreement relating to an initial business combination, to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination. Accordingly, in order for us to avoid the unnecessary costs of remaining a public company and to return the investment of the Public Shareholders as soon as possible, the Board would need to implement the Early Termination.

Q:	Why should I vote “FOR” the Charter Amendment Proposal?

A:	The Charter Amendment Proposal would give you the ability to receive your proportionate share of the funds held in the Trust Account as early as possible. If the Early Termination is not implemented, you will need to wait until after July 6, 2024 to receive a return of these funds.

Our board recommends that you vote in favor of the Charter Amendment Proposal.

Q:	Why is the Company proposing the Trust Amendment Proposal?

A:	If the Trust Amendment Proposal is approved, we will be permitted we will liquidate the Company at the Early Termination Date.

Q:	Why should I vote “FOR” the Trust Amendment Proposal?

A:	If the Early Termination Date is not implemented, you will need to wait until after July 6, 2024 to receive a return of these funds.

Our board recommends that you vote in favor of the Trust Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	The Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal and the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:	Our Sponsor owns 5,000,000 Founder Shares. Such founder shares represent 64.6% of our issued and outstanding ordinary shares. The Founder Shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and our officers and independent directors that they intend to vote in favor of the Proposals. Pursuant to a letter agreement entered into with us by our Sponsor and each of our officers and directors in connection with our IPO, our Sponsor, directors and officers and their respective affiliates are not entitled to redeem any founder shares held by them in connection with the Proposals.

Q:	What vote is required to adopt the Charter Amendment Proposal?

A:	The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:	What vote is required to adopt the Trust Amendment Proposal?

A:	The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five (65%) of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:	What vote is required to approve the Adjournment Proposal?

A:	The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:	What if I do not want to vote “FOR” the Charter Amendment Proposal or the Trust Amendment Proposal?

A:	If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must vote “AGAINST” each of such proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Early Termination is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the Public Shareholders entitled to redemption. You will still be entitled to redemption if you vote against, abstain or do not vote on the Proposals.

Q:	What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A:	If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate our initial business combination by the Current Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will as promptly as practicable after the Early Termination Date: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by FRONTIER shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Agreement Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.	The initial shareholders have advised FRONTIER that they intend to vote any Public Shares and Founder Shares over which they have voting control, in favor of the Charter Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Charter Amendment Proposal and the Trust Agreement Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 5,000,000 Founder Shares, representing approximately 64.6% of FRONTIER’s issued and outstanding shares.

Q.	If I do not exercise my redemption rights in connection with the Charter Amendment Proposal and the Trust Amendment Proposal, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A.

Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public shareholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Early Termination Date, the Company will be obligated to complete the redemption of all outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date.

Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Early Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Early Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

Q.	Do I need to request that my shares be redeemed regardless of whether I vote for or against the Charter Amendment Proposal or the Trust Agreement Amendment Proposal?

A.	No. Whether you vote for or against the Charter Amendment Proposal or the Trust Agreement Amendment Proposal you do not have to elect to redeem your shares, because your shares will be automatically redeemed as part of the Mandatory Redemption.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

●	entering a new vote by Internet or telephone;

●	sending a later-dated, signed proxy card addressed to FRONTIER’s Secretary located at Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington Delaware 19810, Attn: Secretary, so that it is received by FRONTIER’s Secretary on or before the Extraordinary General Meeting; or

●	attending and voting, in person or virtually via the Internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to FRONTIER’s Secretary, which must be received by FRONTIER’s Secretary on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Charter Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the Public Shares and Founder Shares and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Public Shares and Founder Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. With respect to the Charter Amendment Proposal and the Trust Agreement Amendment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have no effect on outcome of any vote on the Charter Amendment Proposal or the Trust Amendment Proposal.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. FRONTIER believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on any of the proposals.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of FRONTIER shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding shares in FRONTIER entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.	If you were a holder of record of Public Shares or Class B Ordinary Shares on January 25, 2024, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on February [*], 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com and entering the voter control number included on your proxy card.

Voting by Telephone. Dial toll-free 1 800-450-7155 within the U.S. and Canada, 1 857-999-9155 outside the U.S. and Canada, Conference ID: 3638732#, and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on February [*], 2024 to be counted.

Q.	Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of the Charter Amendment Proposal, the Board has determined that the Charter Amendment Proposal is in the best interests of FRONTIER and its shareholders. The Board unanimously recommends that FRONTIER shareholders vote “FOR” the Charter Amendment Proposal.

The Board has also determined that the Trust Agreement Amendment Proposal is in the best interests of FRONTIER and its shareholders. The Board unanimously recommends that FRONTIER shareholders vote “FOR” the Trust Agreement Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of FRONTIER and its shareholders. The Board unanimously recommends that FRONTIER shareholders vote “FOR” the Adjournment Proposal.

Q.	What interests do FRONTIER’s directors and officers have in the approval of the Charter Amendment Proposal and the Trust Agreement Amendment Proposal?

A.	FRONTIER’s directors and officers have interests in the Charter Amendment Proposal and the Trust Agreement Amendment Proposal, that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Public Shares, Founder Shares and private placement warrants. See the section entitled “Extraordinary General Meeting of FRONTIER Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal or the Trust Agreement Amendment Proposal?

A.	No. There are no appraisal rights available to FRONTIER shareholders in connection with the Charter Amendment Proposal or the Trust Agreement Amendment Proposal.

Q.	If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A.	No. The holders of public warrants issued in connection with the IPO (a one-third warrant to purchase one Class A Ordinary Share was included in the units sold in the IPO) each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share have no redemption rights with respect to such public warrants.

Q.	If I am a Unit holder, do I need to exercise redemption rights with respect to my Units?

A.

No. your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares, subject to potential reduction for the withholding of expenses as described below and herein. As of the close of business on the Early Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares (and stock certificate (if any) and other redemption forms) to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

Q.	What do I need to do now?

A.	You should read carefully and consider the information contained in this proxy statement, including Annexes A and B, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.

Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public Shareholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal and the Trust Amendment are approved, and because the Company will not be able to complete an initial Business Combination by the Early Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Early Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to FRONTIER to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated June 30, 2021, filed in connection with the IPO combination by the Early Termination Date or, if the Early Liquidation does not occur, the Current Termination Date.

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to FRONTIER shareholders for a Business Combination Extraordinary General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Extraordinary General Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	FRONTIER will pay the cost of soliciting proxies for the Extraordinary General Meeting. FRONTIER has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. FRONTIER will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of FRONTIER may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Frontier Investment Corp
3411 Silverside Road

Tatnall Building #104

Wilmington, DE

Attention: Arif Mansuri - Chief Financial Officer

Email: amansuri@fimpartners.com

You may also contact the proxy solicitor for FRONTIER at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Tel: 206-870-8565 or

Email: ksmith@advantageproxy.com

To obtain timely delivery, FRONTIER shareholders must request the materials no later than February [*], 2024, or three (3) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about FRONTIER from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If the Charter Amendment Proposal and the Trust Amendment are approved, and because the Company will not be able to complete an initial Business Combination by the Early Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Early Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to FRONTIER to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated June 30, 2021, filed in connection with the IPO combination by the Early Termination Date or, if the Early Liquidation does not occur, the Current Termination Date.

If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF FRONTIER SHAREHOLDERS

This proxy statement is being provided to FRONTIER shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of FRONTIER shareholders to be held on February [*], 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about February [*], 2024 to all shareholders of record of FRONTIER as of January 25, 2024, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 9:00 a.m., New York Time, on February [*], 2024 at the offices of Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington Delaware 19810 and via live webcast by visiting https://www.cstproxy.com/frontierinvestmentcorp/2024 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, FRONTIER shareholders will consider and vote on the following proposals:

●	Proposal No. 1 – Charter Amendment Proposal – To permit the Company to liquidate and wind up early (the “Early Liquidation”) by approving, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Charter”) to advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from July 6, 2024 (the “Current Termination Date”) to February [*], 2024 (such date, the “Early Termination Date”). This proposal is referred to as the “Charter Amendment Proposal”).

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to this proxy statement, an amendment to FRONTIER’s investment management trust agreement, dated as of July 6, 2021, as amended on June 29, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to advance the Termination Date from July 6, 2024 to February [*], 2024, the Early Termination Date. This proposal is referred to as the “Trust Agreement Amendment Proposal”;

●	Proposal No. 3 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

Voting Power; Record Date

As a shareholder of FRONTIER, you have a right to vote on certain matters affecting FRONTIER. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Public Shares or Founder Shares at the close of business on January 25, 2024, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Public Shares or Founder Shares that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,733,696 issued and outstanding Class A Ordinary Shares including the 5,000,000 Founder Shares held by the Sponsor, comprised of 4,999,999 Class A Ordinary Shares and 1 Class B Ordinary Share.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Charter Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold not less than a majority of the issued and outstanding Public Shares and Founder Shares entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote and broker non-votes will have no effect on the outcome of the Charter Amendment Proposal. Abstentions will be the same as a vote against the Charter Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares present in person or represented by proxy at the Extraordinary General Meeting and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The failure to vote and broker non-votes will have no effect on the outcome of the Trust Agreement Amendment Proposal and Adjournment Proposal. Abstentions will be the same as a vote against the Trust Agreement Proposal and the Adjournment Proposal.

The Board has determined that FRONTIER will not be able to complete its initial business combination on or before the Current Termination Date, therefore, if the Charter Amendment Proposal and the Trust Agreement Amendment are approved, FRONTIER will dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares – Shareholders of Record

If you are a FRONTIER shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share or Founder Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Public Shares or Founder Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Charter Amendment Proposal, ‘FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on February [*], 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/frontierinvestmentcorp/2024 and entering the voter control number included on their proxy card.

Voting by Telephone. Dial toll-free ______________________ in the U.S. and Canada, +_____________________ outside the U.S. and Canada, Conference ID: [*]# and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on February [*], 2024 to be counted.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from FRONTIER. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to SPAC Redemption Team at spacredemptions@continential.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: SPAC Redemption Team

1 State Street, 30th Floor

New York, NY 10004

You will receive a confirmation of your registration by email after FRONTIER receives your registration materials. You may attend the Extraordinary General Meeting by visiting https______________________ and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. FRONTIER encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington Delaware 19810 New York Time, on February [*], 2024 at 9:00 a.m. Eastern time and virtually via live webcast on the Internet. You will be able to attend the Extraordinary General Meeting virtually by visiting https://www.cstproxy.com/frontierinvestmentcorp/2024 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify FRONTIER’s Secretary in writing to Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington Delaware 19810 before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, Inc., FRONTIER’s proxy solicitor, at: 206-870-8565; Email: ksmith@advantageproxy.com.

Redemption Rights

Pursuant to the Charter, in connection with the Charter Amendment Proposal, the Trust Agreement Amendment, regardless of whether they vote for or against, or whether they abstain from voting, and contingent upon the effectiveness of the Charter Amendment Proposal, the Trust Agreement Amendment Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes (less up to $100,000 of interest to pay dissolution expenses). If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

Notwithstanding the foregoing, if the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved, and because the Company will not be able to complete an initial Business Combination by the Early Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Early Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares, subject to potential reduction for the withholding of expenses as described herein. As of the close of business on the Early Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares (and stock certificate (if any) and other redemption forms) to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

The Trust Account held marketable securities with a fair value of approximately $29 million as of January 25, 2024. On the Record Date, the redemption price per share was approximately $[*] (which is expected to be the same approximate amount at the time of the Mandatory Redemption), based on the aggregate amount on deposit in the Trust Account of approximately $29 million (net of estimated tax and dissolution costs) as of the Record Date, divided by the total number of then outstanding Public Shares, subject to potential reduction for the withholding of expenses as described herein.. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of FRONTIER, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the proposals are approved, FRONTIER will to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of FRONTIER’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to FRONTIER shareholders in connection with the proposals.

Proxy Solicitation Costs

FRONTIER is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. FRONTIER has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. FRONTIER and its directors, officers and employees may also solicit proxies on the Internet. FRONTIER will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

FRONTIER will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. FRONTIER will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to FRONTIER shareholders. Directors, officers and employees of FRONTIER who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Charter Amendment Proposal and the Trust Agreement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

●	If the Charter Amendment Proposal is not approved and we do not consummate our initial business combination by the Current Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor, would be worthless because following the redemption of the Public Shares, we would likely have few, if any, net assets and because the holder of our founder shares has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to consummate our initial business combination within the required period. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $29 million based upon the closing price of $[*] per share on Nasdaq on January [*], 2024.

●	Simultaneously with the consummation of the IPO, FRONTIER consummated the private sale of 6,125,000 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $6,125,000. Each private placement warrant is identical to the warrants included in the units sold in IPO. Such private placement warrants have an aggregate market value of approximately $735,000 based upon the closing per warrant price of $[*] on Nasdaq on January [*], 2024. The private placement warrants, including the underlying Ordinary Shares, will become worthless if FRONTIER does not consummate a business combination by the Early Termination Date.

●	The Sponsor paid significantly less for its Founders Shares. Prior to the consummation of the IPO, Sponsor purchased 5,000,000 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.003 per share.

●	If the Early Liquidation is approved, the aggregate dollar amount of any loans made to the Company, including the loan issued by the Sponsor to the Company for $200,000 on January 3, 2024, would be lost.

●	The Sponsor has agreed not to redeem any Public Shares or Founder Shares, held by it in connection with a shareholder vote to approve an initial business combination.

●	The Sponsor and FRONTIER’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them.

Risks Related to Being Deemed an Investment Company

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our Chief Executive Officer, Asar Mashkoor, and our Chief Financial Officer, Arif Mansuri, each reside in and is a citizen of United Arab Emirates. Mr. Mansuri is also the Chief Operating Officer of Frontier Disruption Capital, our Sponsor, and may be considered to have voting and investment power over the Founder Shares. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by the Early Termination Date (or the Current Termination Date if the proposals are not approved) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $[*] per share (including interest not previously released to FRONTIER to pay its taxes), without taking into account any interest earned after January [*], 2024, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Regardless of whether the Charter Amendment Proposal and the Trust Amendment Proposal are approved, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares, units and warrants are listed on the Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Pursuant to the terms of the Charter, in the event that the Charter Amendment Proposal is approved and the Charter are amended, Public Shareholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements. We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our Public Shares in connection with the amendment of our Charter. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•	a determination that our Class A ordinary shares constitute a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On July 6, 2021, we consummated our IPO of 20,000,000 units (the “Units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to (together with any shares issued in exchange thereof) as the “Public Shares,” and one-third of one redeemable warrant, generating gross proceeds of $200 million.

Simultaneously with the closing of our IPO, we completed the private placement of 6,125,000 private placement warrants, at a purchase price of $1.00 per private placement warrant, to our Sponsor, generating gross proceeds to us of $6,125,000. The Private Placement Warrants may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination. The holders of the Private Placement Warrants were granted certain demand and piggyback registration rights in connection with the Private Placement. The Private Placement Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Of the gross proceeds received from our IPO and the sale of the private placement warrants, $200,000,000 was deposited in the Trust Account.

On June 29, 2023, the Company convened an extraordinary general meeting at which the shareholders voted to extend the date by which the Company must complete its Business Combination from July 6, 2023 to July 5, 2024. At that meeting, holders of Public Shares were afforded the opportunity to require the Company to redeem their Public Shares for their pro rata share of the Trust Account. 17,266,304 of the 20,000,000 Public Shares were redeemed, leaving 2,733,696 Public Shares remaining outstanding. Following this redemption, the balance in the Trust Account was approximately $29 million.

On June 29, 2023, the Company issued an aggregate of 5,999,999 shares of its Class A Shares to Frontier Disruption Capital, the Company’s sponsor (the “Sponsor”) and the holder of the Company’s Class B Shares, upon the conversion of an equal number of Class B Shares (the “Conversion”). The 5,999,999 Class A Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering.

Following the Conversion and the redemptions, there were 7,733,695 Class A Shares issued and outstanding and one Class B Share issued and outstanding. As a result of the Conversion, the Sponsor holds approximately 64% of the Company’s outstanding Class A Shares. The issuance of Class A Shares upon the Conversion has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting—Interests of our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 7,733,695 Class A ordinary shares outstanding, of which 2,733,696 were Public Shares and 4,999,999 Class A ordinary shares plus one Class B ordinary share were founder shares. The founder shares carry voting rights in connection with the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all of the founder shares, that it intends to vote in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

PROPOSAL NO. 1 – THE CHARTER AMENDMENT PROPOSAL

Overview

FRONTIER is proposing to liquidate and wind up early (the “Early Liquidation”) by approving, as a special resolution, the amendment of the Company’s Charter to advance the date by which the Company must consummate a business combination from July 6, 2024 (the “Current Termination Date”) to February [*], 2024 (such date, the “Early Termination Date”) such that: (i) in Article 49.7 of the Charter, the words "In the event that either the Company does not consummate a Business Combination within 36 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles (the "Extended Date"), the Company shall" be deleted and replaced with the words "In the event that either the Company does not consummate a Business Combination by February [●], 2024, or such later time as the Members may approve in accordance with the Articles (the "Early Termination Date"), the Company shall"; (ii) in Article 49.8(a)(ii) of the Charter, the words "within thirty-six months after the Extended Date" be deleted and replaced with the words "by the Early Termination Date"; and (iii) in Article 49.10(b)(ii)(A), the words "beyond thirty-six months after the closing of the IPO" be deleted and replaced with the words "beyond the Early Termination Date." A copy of the proposed amendments to the Charter of the Company is attached to this Proxy Statement under the first resolution in Annex A.

Reasons for the Charter Amendment Proposal

Since the consummation of our IPO on July 6, 2021, our management has conducted a rigorous search for appropriate targets, with the goal of completing a business combination that met its investment criteria. Our management has thoroughly evaluated current adverse market conditions including unconducive capital markets, an overall decline in the SPAC market and a limited pool of public company-ready business combinations interested in pursuing a business combination via a SPAC, which have complicated efforts to find an appropriate target. As a result of these factors, we believe that it is in the best interests of our shareholders to liquidate the Company early.

Our Charter provides that if our shareholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not consummate our initial business combination before July 6, 2024, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, and less up to $100,000 in interest earned thereon to cover its dissolution costs, divided by the number of then-outstanding Public Shares.

Our board currently believes there is not sufficient time to enter into a definitive agreement relating to an initial business combination, to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination, and our Sponsor has informed us that it has no intention of making additional monthly payments into the Trust Account. Accordingly, in order for us to avoid the unnecessary costs of remaining a public company and to return the investment of the Public Shareholders as soon as possible, the Board would need to implement the Early Termination. The Charter Amendment Proposal will also allow the Company to withdraw from the Trust Account up to $100,000 in interest earned thereon to cover its dissolution costs at the Early Termination Date. Since the Company expects that substantially all of the shareholders of the Company will exercise their Election to redeem their shares at the Extraordinary General Meeting, this provision is designed to ensure that all of the shareholders of the Company share equally in bearing those dissolution costs. Otherwise, shareholders who did not exercise their Election could bear a disproportionate portion of those costs. The Company also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from NASDAQ as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NASDAQ and the Charter.

Our board has determined that it is in the best interests of the Company to seek an Early Termination of such date and have our shareholders approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is Not Approved

If the Charter Amendment Proposal is not approved and we do not consummate our initial business combination by the Current Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Charter substantially in the form of Annex A and will effect the Early Liquidation as soon as practicable after the Extraordinary General Meeting.

We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The Board’s Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the Charter Amendment is in the best interests of the Company and its shareholders.

The full text of the resolution to be proposed in connection with the Charter Amendment Proposal is set out as the first resolution in the amendment to the Charter in the form set forth in Annex A of this Proxy Statement.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT.

Redemption Rights

Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public Shareholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Early Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares, subject to potential reduction for the withholding of expenses as described herein. As of the close of business on the Early Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares (and stock certificate (if any) and other redemption forms) to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

After the Mandatory Redemption, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two-thirds (2/3) majority of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Charter Amendment Proposal.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Charter Amendment Proposal is set forth as the first resolution in Annex A to this proxy statement.

PROPOSAL NO. 2—THE TRUST AGREEMENT AMENDMENT

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of July 6, 2021, as amended on June 29, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to change the Current Termination Date from July 6, 2024, to the Early Termination Date (the “Trust Agreement Amendment”). A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment Proposal

The purpose of the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Trust Agreement will be amended substantially in the form of Annex B and we will effect the Early Liquidation as soon as practicable after the Extraordinary General Meeting.

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by the Current Termination Date, the Company will cease operations and liquidate as described above under “If the Charter Amendment Proposal is Not Approved.”

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Trust Amendment Proposal and the Charter Amendment Proposal are Approved

Upon approval of the Trust Amendment Proposal and the Charter Amendment Proposal by the requisite number of votes, the amendments to the Trust Agreement will become effective and the Early Termination will be implemented.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Company will cease operations and liquidate as described above under “If the Charter Amendment Proposal and the Trust Amendment Proposal are Approved.”

Required Vote

Subject to the foregoing, the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding Shares, including the Founder Shares, will be required to approve the Trust Agreement Amendment Proposal. Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve the Charter Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, none of the proposals will take effect.

The Board’s Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the Trust Amendment is in the best interests of the Company and its shareholders.

The full text of the Trust Amendment to be proposed in connection with the Trust Amendment Proposal is set out in Annex B of this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT FRONTIER shareholders VOTE “FOR”
THE Trust Agreement Amendment Proposal.

PROPOSAL NO. 3: – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

In no event will our board adjourn the Extraordinary General Meeting for more than 30 days.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes to approve the Proposals.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT FRONTIER shareholders VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of FRONTIER’s Public Shares and Founder Shares as of December 31, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of FRONTIER’ Public Shares and Founder Shares, by:

●	each person known by FRONTIER to be the beneficial owner of more than 5% of FRONTIER’s issued and outstanding Public Shares or Founder Shares;

●	each of FRONTIER’ executive officers and directors that beneficially owns shares of FRONTIER’s Public Shares or Founder Shares; and

●	all FRONTIER’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 7,733,695 issued and outstanding Class A Ordinary Shares, and one Class B Ordinary Shares or Founder Shares as of December 31, 2023. The Class A Ordinary Shares together with the Class B Ordinary Shares are also referred to as the Ordinary Shares.

Voting power represents the combined voting power of Ordinary Shares or Founder Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Public Shares and Founder Shares vote together as a single class.

Unless otherwise indicated, FRONTIER believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares or Founder Shares beneficially owned by them.

		Approximate
	Number of	Percentage of
	Shares	Outstanding
	Beneficially	Ordinary
Name of Beneficial Owner(1)	Owned(2)(5)	Shares
Asar Mashkoor (4)	—
Arif Mansuri(3)(4)	5,000,000	64.6%
Iyad Malas (4)	—	0.0%
Julie Abraham (4)	—	0.0%
Richard Berman(4)	—	0.0%
Gavin Teo(4)	—	0.0%
All executive officers and as a group (six individuals)	—	0.0%
Five Percent Holders
Frontier Disruption Capital (3)	5,000,000	20.0%

*	Less than 1%

(1)       Unless otherwise noted, the business address of each of the following entities or individuals is c/o Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington, DE 19810.

(2)       Interests of Frontier Disruption Capital consist solely of Founder Shares, consisting of 4,999,999 Class A ordinary shares and one Class B ordinary share. The Class A ordinary shares were issued on June 29, 2023 upon conversion of the Class B ordinary shares, and the remaining B ordinary share is convertible into a Class A ordinary share concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)       Frontier Disruption Capital, our Sponsor, is the record holder of Founder Shares. All of the shares of our Sponsor are owned by FIM. Arif Mansuri is the Director of Frontier Disruption Capital and Chief Operating Officer of FIM and therefore has shared voting and investment power with FIM over the Class B ordinary shares held of record by Frontier Disruptions Capital. Arif Mansuri disclaims beneficial ownership of the securities held by Frontier Disruption Capital other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)       Each of these officers and director disclaims any beneficial ownership of any shares held by Frontier Disruption Capital other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Each of Iyad Malas, Richard Berman and Gavin Teo holds an indirect contractual pecuniary interest in the Founder Shares reported by our Sponsor, entitling them to the economic value of 50,000, 31,250 and 31,250 Founder Shares, respectively. Each of Asar Mashkoor, Arif Mansuri and Julie Abraham are employees of FIM and will be entitled to receive future compensation from FIM, including bonuses based on our performance and in connection with the completion of a business combination.

HOUSEHOLDING INFORMATION

Unless FRONTIER has received contrary instructions, FRONTIER may send a single copy of this proxy statement to any household at which two or more shareholders reside if FRONTIER believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce FRONTIER’s expenses. However, if shareholders prefer to receive multiple sets of FRONTIER’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of FRONTIER’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact FRONTIER at the following address and e-mail address:

Frontier Investment Corp
3411 Silverside Road

Tatnall Building #104

Wilmington, DE

Attention: Arif Mansuri - Chief Financial Officer

Email: amansuri@fimpartners.com

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

FRONTIER files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. FRONTIER’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of FRONTIER’s filings with the SEC (excluding exhibits) at no cost by contacting FRONTIER at the address and/or telephone number below.

If you would like additional copies of this proxy statement or FRONTIER’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact FRONTIER at the following address and e-mail address:

Frontier Investment Corp
3411 Silverside Road

Tatnall Building #104

Wilmington, DE

Attention: Arif Mansuri - Chief Financial Officer

Email: amansuri@fimpartners.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from FRONTIER’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Tel: 206-870-8565 or

Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an FRONTIER’s shareholder and would like to request documents, please do so by February [*], 2024, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from FRONTIER, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS TO
THE AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

OF

FRONTIER INVESTMENT CORP

The Charter Amendment Proposal

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended:

(a)            as a special resolution THAT, effective immediately, the Articles of the Company be amended by:

(i)             amending Article 49.7 by deleting the following introduction of such sub-section:

"In the event that either the Company does not consummate a Business Combination within 36 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles (the "Extended Date"), the Company shall"

(ii)            and replacing it with the following:

"In the event that either the Company does not consummate a Business Combination by February [*], 2024, or such later time as the Members may approve in accordance with the Articles (the "Early Termination Date"), the Company shall"

(iii)           amending Article 49.8(a)(ii) by deleting the words:

"within thirty-six months after the Extended Date "

(iv)           and replacing them with the words:

"by the Early Termination Date".

(vi)           amending Article 49.10(b)(ii)(A) by deleting the following introduction of such sub-section:

"beyond thirty-six months from the closing of IPO"

(vii)          and replacing it with the following:

"beyond the Early Termination Date"

A-1

ANNEX B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of [●], 2024, to the Investment Management Trust Agreement (as defined below) is made by and between Frontier Investment Corp (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of July 6, 2021, as amended on June 29, 2024 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an Extraordinary General Meeting of the Company held on February ___, 2024 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s amended and restated articles of association (the “A&R AA”) giving the Company the right to amend the date by which it must consummate a business combination from July 6, 2024 to February [*], 2024; and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x)  receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; or (y), February [*], 2024 ( the “Last Date”) or such date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, as amended, if a Termination Letter has not been received by the Trustee prior to such date, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.”

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

B-1

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

FRONTIER INVESTMENT CORP

By:
Name:	Asar Mashkoor
Title:	Chief Executive Officer

FORM OF PROXY CARD

FRONTIER INVESTMENT CORP
3411 Silverside Road

Tatnall Building #104

Wilmington Delaware 19810

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FRONTIER INVESTMENT CORP

The undersigned hereby appoints Asar Mashkoor and Arif Mansuri as proxies (the “Proxies”), and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all ordinary shares of Frontier Investment Corp (“Frontier”), held of record by the undersigned on January [*], 2024, at the Extraordinary General Meeting of Shareholders (“Extraordinary General Meeting of Shareholders”) to be held on February [*], 2024, or any postponement or adjournment thereof. The Extraordinary General Meeting of Shareholders will be held will be held at 9:00 a.m. Eastern Time, at 3411 Silverside Road, Tatnall Building #104, Wilmington Delaware 19810, and virtually at https://www.cstproxy.com/frontierinvestmentcorp/2024. To register and receive access to the virtual meeting, shareholders of record and beneficial owners (those holding shares through a bank, broker or other nominee) will need to follow the instructions applicable to them provided in the proxy statement. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the Extraordinary General Meeting of Shareholders, or any postponement or adjournment thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for the Extraordinary Meeting of Shareholders.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

[White Card]

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 5 BELOW. FRONTIER’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

(1)	Proposal No. 1 — The Charter Amendment Proposal — TO APPROVE, AS A SPECIAL RESOLUTION, THE AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION (THE “ARTICLES”) TO advance the date by which the Company must consummate a business combination from JULY 6, 2024 to FEBRUARY [*], 2024. A copy of the Amendment is attached to the proxy statement as Annex A.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(2)

Proposal No. 2 — Trust Agreement Amendment Proposal — AS A SPECIAL RESOLUTION, THE AMENDMENT OF THE INVESTMENT MANAGEMENT TRUST AGREEMENT DATED JULY 6, 2021, AS AMENDED, BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY TO ALLOW THE COMPANY TO advance the date by which the Company must consummate a business combination from JULY 6, 2024 to FEBRUARY [*], 2024 such that: (i) in Article 49.7 of the Charter, the words "In the event that either the Company does not consummate a Business Combination within 36 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles (the "Extended Date"), the Company shall" be deleted and replaced with the words "In the event that either the Company does not consummate a Business Combination by February [●], 2024, or such later time as the Members may approve in accordance with the Articles (the "Early Termination Date"), the Company shall"; (ii) in Article 49.8(a)(ii) of the Charter, the words "within thirty-six months after the Extended Date" be deleted and replaced with the words "by the Early Termination Date"; and (iii) in Article 49.10(b)(ii)(A), the words "beyond thirty-six months after the closing of the IPO" be deleted and replaced with the words "beyond the Early Termination Date". A copy of the Amendment is attached to the proxy statement as Annex B.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(5)	Proposal No. 3 — The Adjournment Proposal — TO APPROVE, AS AN ORDINARY RESOLUTION, THE ADJOURNMENT OF THE EXTRAORDINARY GENERAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE EXTRAORDINARY GENERAL MEETING, THERE ARE INSUFFICIENT CLASS A ORDINARY SHARES AND CLASS B ORDINARY SHARE OF THE COMPANY (REPRESENTED EITHER IN PERSON OR BY PROXY) TO APPROVE THE FOREGOING PROPOSALS.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

To change the address on your account, please check the box and indicate your new address in the address space provided below

SHAREHOLDER’S SIGNATURE

Signature of Shareholder	Date

Address

Signature of Shareholder	Date

Address

Note: Please sign exactly as your name or names appear on this proxy. When ordinary share is held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!